Exhibit 99.1

During the third quarter of 2013, Stifel Financial Corp.’s (the “Company”) Canadian subsidiary, Stifel Nicolaus Canada, Inc. (“SN Canada”) ceased business operations. The results of SN Canada were previously reported in the Institutional Group segment. The results of SN Canada were classified as discontinued operations in our Form 10-Q for the period ended September 30, 2013.

The following unaudited supplemental financial information presents the Company’s previously reported consolidated statements of operations, the results of SN Canada shown as discontinued operations, and the consolidated statements of operations after the reclassification of SN Canada to discontinued operations for the three month periods indicated.

	Three months ended June 30, 2013			Three months ended March 31, 2013
(in 000s, except per share data)	As Reported	Discontinued Operations	As Adjusted	As Reported	Discontinued Operations	As Adjusted
Net revenues	$498,736	$5,058	$493,678	$441,780	$3,176	$438,604
Non-interest expenses:
Compensation and benefits	321,331	4,084	317,247	315,727	815	314,912
Non-comp operating expenses	126,207	2,351	123,856	102,707	2,673	100,034

Total non-interest expenses	447,538	6,435	441,103	418,434	3,488	414,946
Income from continuing operations before income taxes	51,198	(1,377)	52,575	23,346	(312)	23,658
Provision for income taxes	21,763	104	21,659	8,727	5	8,722

Net income from continuing operations	29,435	(1,481)	30,916	14,619	(317)	14,936
Discontinued operations:
Income/(loss) from discontinued operations, net of tax	—	1,481	(1,481)	—	317	(317)

Net income	$29,435	$—	$29,435	$14,619	$—	$14,619

Earnings per basic common share:
Income from continuing operations	$0.46		$0.48	$0.24		$0.25
Income from discontinued operations, net of tax	—		(0.02)	—		(0.01)

Earnings per basic common share	$0.46		$0.46	$0.24		$0.24
Earnings per basic common share:
Income from continuing operations	$0.40		$0.42	$0.21		$0.22
Income from discontinued operations, net of tax	—		(0.02)	—		(0.01)

Earnings per basic common share	$0.40		$0.40	$0.21		$0.21
Weighted average number of common shares outstanding:
Basic	64,505		64,505	60,054		60,054
Diluted	74,090		74,090	69,189		69,189

“As Reported” reflects amounts reported in the Company’s Form 10-Q for the periods ended June 30, 2013 and March 31, 2013.

“Discontinued Operations” reflects the results of SN Canada for the three months ended June 30, 2013 and March 31, 2013.

“As Adjusted” reflects the Company’s results after reclassification of SN Canada to discontinued operations for the periods presented.

	Three months ended December 31, 2012			Three months ended September 30, 2012
(in 000s, except per share data)	As Reported	Discontinued Operations	As Adjusted	As Reported	Discontinued Operations	As Adjusted
Net revenues	$417,830	$6,547	$411,283	$420,080	$5,923	$414,157
Non-interest expenses:
Compensation and benefits	262,213	4,064	258,149	267,652	3,194	264,458
Non-comp operating expenses	94,550	1,767	92,783	90,751	2,226	88,525

Total non-interest expenses	356,763	5,831	350,932	358,403	5,420	352,983
Income from continuing operations before income taxes	61,067	716	60,351	61,677	503	61,174
Provision for income taxes	21,113	4,046	17,067	23,967	227	23,740

Net income from continuing operations	39,954	(3,330)	43,284	37,710	276	37,434
Discontinued operations:
Income/(loss) from discontinued operations, net of tax	—	3,330	(3,330)	—	(276)	276

Net income	$39,954	$—	$39,954	$37,710	$—	$37,710

Earnings per basic common share:
Income from continuing operations	$0.74		$0.80	$0.70		$0.70
Income from discontinued operations, net of tax	—		(0.06)	—		—

Earnings per basic common share	$0.74		$0.74	$0.70		$0.70
Earnings per basic common share:
Income from continuing operations	$0.63		$0.68	$0.60		$0.60
Income from discontinued operations, net of tax	—		(0.05)	—		—

Earnings per basic common share	$0.63		$0.63	$0.60		$0.60
Weighted average number of common shares outstanding:
Basic	53,835		53,835	53,601		53,601
Diluted	63,301		63,301	63,054		63,054

“As Reported” reflects amounts reported in the Company’s press release reporting its fourth quarter results for fiscal 2012 furnished as Exhibit 99.1 to Form 8-K filed on February 25, 2013, and the September 30, 2012 Form 10-Q.

“Discontinued Operations” reflects the results of SN Canada for the three months ended December 31, 2012 and September 30, 2012.

“As Adjusted” reflects the Company’s results after reclassification of SN Canada to discontinued operations for the periods presented.

	Three months ended June 30, 2012			Three months ended March 31, 2012
(in 000s, except per share data)	As Reported	Discontinued Operations	As Adjusted	As Reported	Discontinued Operations	As Adjusted
Net revenues	$374,407	$3,819	$370,588	$400,333	$2,248	$398,085
Non-interest expenses:
Compensation and benefits	239,374	3,272	236,102	254,704	3,272	251,432
Non-comp operating expenses	91,159	2,158	89,001	86,375	2,459	83,916

Total non-interest expenses	330,533	5,430	325,103	341,079	5,731	335,348
Income from continuing operations before income taxes	43,874	(1,611)	45,485	59,254	(3,483)	62,737
Provision for income taxes	17,738	(496)	18,234	24,481	(929)	25,410

Net income from continuing operations	26,136	(1,115)	27,251	34,773	(2,554)	37,327
Discontinued operations:
Income/(loss) from discontinued operations, net of tax	—	1,115	(1,115)	—	2,554	(2,554)

Net income	$26,136	$—	$26,136	$34,773	$—	$34,773

Earnings per basic common share:
Income from continuing operations	$0.49		$0.51	$0.65		$0.70
Income from discontinued operations, net of tax	—		(0.02)	—		(0.05)

Earnings per basic common share	$0.49		$0.49	$0.65		$0.65
Earnings per basic common share:
Income from continuing operations	$0.42		$0.43	$0.55		$0.60
Income from discontinued operations, net of tax	—		(0.01)	—		(0.05)

Earnings per basic common share	$0.42		$0.42	$0.55		$0.55
Weighted average number of common shares outstanding:
Basic	53,569		53,569	53,243		53,243
Diluted	62,678		62,678	62,669		62,669

“As Reported” reflects amounts reported in the Company’s Form 10-Q for the periods ended June 30, 2012 and March 31, 2012.

“Discontinued Operations” reflects the results of SN Canada for the three months ended June 30, 2012 and March 31, 2012.

“As Adjusted” reflects the Company’s results after reclassification of SN Canada to discontinued operations for the periods presented.

	Three months ended December 31, 2011
(in 000s, except per share data)	As Reported	Discontinued Operations	As Adjusted
Net revenues	$356,878	$6,972	$349,906
Non-interest expenses:
Compensation and benefits	228,743	3,112	225,631
Non-comp operating expenses	83,109	3,147	79,962

Total non-interest expenses	311,852	6,259	305,593
Income from continuing operations before income taxes	45,026	713	44,313
Provision for income taxes	18,010	117	17,893

Net income from continuing operations	27,016	596	26,420
Discontinued operations:
Income/(loss) from discontinued operations, net of tax	—	(596)	596

Net income	$27,016	$—	$27,016

Earnings per basic common share:
Income from continuing operations	$0.52		$0.51
Income from discontinued operations, net of tax	—		0.01

Earnings per basic common share	$0.52		$0.52
Earnings per basic common share:
Income from continuing operations	$0.43		$0.42
Income from discontinued operations, net of tax	—		0.01

Earnings per basic common share	$0.43		$0.43
Weighted average number of common shares outstanding:
Basic	51,849		51,849
Diluted	62,695		62,695

“As Reported” reflects amounts reported in the Company’s press release reporting its fourth quarter results for fiscal 2011 furnished as Exhibit 99.1 to Form 8-K filed on February 15, 2012.

“Discontinued Operations” reflects the results of SN Canada for the three months ended December 31, 2011.

“As Adjusted” reflects the Company’s results after reclassification of SN Canada to discontinued operations for the period presented.

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